UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

6700 ALEXANDER BELL DRIVE, SUITE 200

COLUMBIA, MARYLAND 21046

(Address of principal executive offices) (Zip code)

Alberto Osorio

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Douglas P. Dick

Dechert LLP

1900 K STREET, N.W.,

WASHINGTON, DC 20006

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s semi-annual report to stockholders for the period ending April 30, 2020 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

MANAGED DISTRIBUTION PLAN (“MDP”)

During the 6-months ended on April 30, 2020, The Mexico Fund, Inc. (the “Fund”) had in place an MDP. Under its MDP, the Fund distributed $0.25 and $0.18 per share during January 2020 and April 2020, respectively, for a total of $0.43 per share. With each distribution, the Fund issued a notice to stockholders and an accompanying press release which provided detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to stockholders. Since the implementation of the MDP in September 2008, the Fund has paid a total of $24.28 per share in cash distributions to stockholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

At its June 2020 meeting, the Board of Directors (the “Board”) decided to temporarily suspend the Fund´s MDP. Global financial markets have been affected by the “Covid-19” pandemic, which had severe negative effects on economic activity. The Mexican equity market and the value of the Mexican peso were no exception, generating a sharp decrease in the Fund’s net assets. The Board considered that under current circumstances of high uncertainty, it is in the best interests of Fund stockholders to temporarily suspend the MDP in order to preserve capital. This action will enable the Fund to maintain resources to take advantage of attractive investment opportunities that are being presented in the context of depressed equity valuations. In addition to the motivations mentioned above, the Fund has experienced a significant decrease in dividends received from portfolio issuers, as several of them have canceled or suspended previously announced distributions, given the current uncertain economic environment. The Board understands the importance of distributions to Fund stockholders and will continue to review the Fund´s MDP regularly in order to reinstate it as soon as deemed advisable by the Board. In addition, the Fund will continue to distribute to shareholders all of its net investment income and net realized capital gains, if any, at least annually, even while the Fund’s MDP remains suspended.

OPTIONAL INTERNET AVAILABILITY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund’s website and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report.

If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund or your financial intermediary electronically as described below under “Electronic Delivery of Fund Materials.”

You may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held with your financial intermediary. If you invest directly with the Fund, you can contact American Stock Transfer & Trust Company, LLC (“AST”) by phone at 1-877-573-4007 to request that you continue to receive paper copies of your Shareholder Reports.

TABLE OF CONTENTS

2
The Fund’s Management
3
Semi Annual Report Highlights
4
Letter to Stockholders
10
General Information
17
Schedule of Investments
19
Statement of Assets and Liabilities
20
Statement of Operations
21
Statement of Changes in Net Assets
22
Financial Highlights
23
Notes to Financial Statements

The Mexico Fund, Inc. | 1

THE FUND’S MANAGEMENT

Directors

Emilio Carrillo Gamboa—Chairman
Jonathan Davis Arzac
Edward Djerejian
Claudio X. González
Alberto Osorio
Jaime Serra Puche
Marc J. Shapiro

Officers

Alberto Osorio—President and Chief Executive Officer
Alberto Gómez Pimienta—Treasurer
Jorge Alamillo – Chief Compliance Officer
Douglas P. Dick—Secretary
Jean Michel Enriquez—Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.
Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

Counsel

Dechert LLP
Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

2 | The Mexico Fund, Inc.

2020 SEMI ANNUAL REPORT

April 30, 2020

Highlights

●	The first half of the Fund´s fiscal year 2020 ended on April 30, 2020.

●

During March 2020, global financial markets were severely affected by the “Covid-19” virus, which was declared a “Pandemic” by the World Health Organization on March 11, 2020, experiencing significant declines that were partially offset in April 2020.

●

During these difficult times, the Fund and its Investment Adviser, Impulsora del Fondo México, S.C. (“Impulsora”), have been able to successfully implement all appropriate and recommended measures in order to ensure our employees’ safety and to prevent further contagions, while performing all of the Fund’s activities in an efficient and timely manner.

●

Mexico’s gross domestic product (“GDP”) decreased 0.1% during 2019 and 1.4% during the first quarter of 2020, as compared with the same period of the previous year. Analysts surveyed by the Mexican Central Bank at the end of May estimate the Mexican GDP to decline 8.2% during calendar year 2020, and grow 2.5% during calendar year 2021.

●	The three major credit agencies downgraded Mexico´s credit ratings again. However, they maintained Mexico’s debt within its “investment grade” category.

●

During the first half of fiscal year 2020, the Fund’s NAV per share registered a total return[1] of -32.41%, compared with a return of -31.76% registered by its benchmark, the Morgan Stanley Capital International (“MSCI”) Mexico Index, over the same period. The Fund´s NAV per share has outperformed the MSCI Mexico Index, during the three-, five- and ten-year periods ended on April 30, 2020.

●

During the first half of fiscal year 2020, the Fund’s market price per share registered a total return of -33.81%. As of April 30, 2020, the Fund’s market price and NAV per share were $8.55 and $10.03, respectively, reflecting a discount of 14.76%, compared with a discount of 12.63% at the end of fiscal year 2019.

●

The Fund announced on March 12, 2019 that its Board of Directors (the “Board”) and Impulsora jointly agreed to a significant reduction in Fund expenses to the extent necessary so that the Fund´s ordinary annual expense ratio does not exceed 1.50% beginning on April 1, 2019 through October 31, 2020, so long as Fund net assets remain greater than $200 million. In addition, in March 2020, Impulsora agreed to continue to waive a portion of its fees through October 31, 2020, when applicable, even when Fund net assets are below the prior threshold of $200 million, in an amount necessary to maintain an ordinary operating expense ratio of 1.50% at a hypothetical Fund net asset level of $200 million.

●

At its June 2020 meeting, the Board decided to temporarily suspend the Fund´s MDP. The Board will continue to review market and economic conditions regularly in order to reinstate it as soon as deemed advisable by the Board.

1	All performance figures included in these “Highlights” take into account the reinvestment of distributions.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc. | 3

To Our Stockholders:

We present to you the Fund’s 2020 Semi Annual Report for the six-month period ended April 30, 2020. In this report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report useful and informative.

Economic and Political Environment

Global financial markets entered a turbulent period since the end of 2019, negatively impacted by the “Covid-19” virus. On March 11, 2020, the World Health Organization declared the virus a “Pandemic,” causing a huge effect on global economic activity and lifestyle while worldwide financial markets were severely affected. In addition, a sharp decrease in the price of oil generated further uncertainty. Furthermore, on January 31, 2020, the United Kingdom officially withdrew from the European Union, with the transition period due to last until December 31, 2020. During April 2020, however, financial markets recovered, driven by fiscal and monetary stimulus as described below.

In the United States, the Federal Reserve (the “Fed”) decreased its reference interest rate by 150 basis points in March during two extraordinary meetings to a range of between 0.00% and 0.25% and announced an increase in purchases of government securities to an unlimited amount. In addition, on April 9, 2020, the Fed announced additional actions to provide up to $2.3 trillion in loans to support the economy. On the fiscal front, the U.S. Government has provided around $3 trillion in several stimulus spending packages to help stabilize the economy. Other major central banks also implemented emergency measures during March 2020; the Bank of England lowered its target interest rate 65 basis points to 0.10% while the European Central Bank announced additional net asset purchases to support financing conditions.

Oil prices underwent a sharp decline during March as part of a collapse in demand combined with a failed initial agreement between OPEC and non-OPEC members to further reduce oil output. However, an agreement was reached in April to cut oil production by 9.7 mbpd starting on May 1, 2020, for an initial period of two months, which was later extended through July 2020, while also agreeing on a second phase adjustment of 7.7 mbpd for the subsequent six-month period. Notwithstanding the cut in oil production, prices remain depressed as social distancing measures have maintained demand at very low levels, adding further pressure to other commodity prices and financial markets.

In Mexico, the Pandemic has had a significant negative impact on both health conditions and economic activity. As of June 10, 2020, Government sources reported 129,184 and 15,357 “Covid-19” cases and deaths, respectively, with the trend still on the rise, since the Pandemic started later than in Europe and the U.S. On the economic front, GDP for the first quarter of 2020 reported an annual decrease of 1.4%, while the average estimates for the full year 2020 stand at -8.2%. On the employment front, formal job losses were 130,593 in April 2020 and 555,247 in May 2020, while estimates on informal job losses display even higher figures.

The Central Bank (“Banxico”), which had started its anticipated easing cycle by reducing its target interest rate 125 basis points from July 2019 to February 2020, accelerated it since March 2020, in order to provide further monetary stimulus due to the Pandemic; in a span of three meetings, it reduced the reference interest rate another 150 basis points to a current level of 5.50%. In addition, Banxico announced other measures to provide liquidity and support the financial system for a total of 3.3% of GDP. In order to provide a more orderly functioning of the exchange rate, the currency commission increased the size of its foreign exchange auctions program established in 2017 by $10 billion to $30 billion, of which $7.5 billion have been auctioned. In addition, it established a swap line with the Fed for up to $60 billion, auctioning $6.5 billion. In other news, in November 2019 the International Monetary Fund renewed Mexico´s two-year Flexible Credit Line for up to $61 billion, which was reduced from $74 billion based on Mexico´s request.

Fiscal stimulus measures already announced by the Mexican Government amount to approximately 1.0% of GDP, a relatively low figure compared to other countries. As a result, the Government expected primary balance (which excludes interest payments) for 2020 decreased from a surplus of 0.7% to a deficit of 0.4%

4 | The Mexico Fund, Inc.

of GDP due to the spending stimulus combined with lower economic activity. The Government hedged its oil exports for 2020 during January at $49 USD/bbl to uphold macroeconomic stability and secure the corresponding portion of its finances.

Due to the double negative effect of lower economic activity driven by “Covid-19” and lower oil prices, expectations for public finances have deteriorated. As a result, rating agencies have continued to downgrade Mexico´s credit ratings as follows; S&P lowered one notch to ‘BBB’ from ‘BBB+’ with a negative outlook, Fitch downgraded its rating to ‘BBB-’ from ‘BBB’ with a stable outlook and Moody´s downgraded it to ‘Baa1’ from ‘A3’ maintaining a negative outlook. Despite the above, the three credit ratings maintain Mexico’s debt within its “investment grade” category.

Positive developments were the final approval of the USMCA trade agreement during March 2020; it is now set to be implemented on July 1, 2020, which will help with economic recovery for the region and will provide legal certainty on investments made among the three countries, and in November 2019, the Government, in conjunction with the private sector, unveiled Mexico´s National Infrastructure Plan for the period 2020-2024. The Plan comprises investments worth $43 billion to be executed by the private sector, demonstrating the Government´s commitment to private sector investment.

The Mexican peso depreciated 20.4% during the first half of the Fund´s fiscal year 2020, as of April 30, 2020, closing at Ps. $24.17, due to global risk aversion driven by the Pandemic, generating an overall appreciation of the U.S. dollar, especially against emerging markets currencies.

As mentioned above, Mexican economists surveyed by Banxico at the end of May 2020 estimate GDP for 2020 and 2021 at -8.2% and +2.5%, respectively, while inflation is expected at annual rates of3.0% and 3.5%, respectively. Economists also expect the overnight interest rate to be at 4.5% at the end of both 2020 and 2021.

Management Discussion of Fund Performance and Portfolio Strategy

During the first half of fiscal year 2020, the Fund’s NAV per share registered a total return of -32.41%, while the MSCI Mexico Index registered a total return of -31.76%, while the Fund’s market price registered a total return of -33.81%. The Fund´s discount at the end of April 2020 was 14.76%, higher than the 12.63% at the end of fiscal year 2019.

The Fund´s NAV per share underperformed slightly its benchmark, the MSCI Mexico Index, during the six-months and year ended April 30, 2020. However in long-term periods of three-, five- and ten-years, the Fund has outperformed its benchmark, as presented in the table below, which shows the annualized performance1 of the Fund’s market price and NAV per share and the Fund’s benchmark, for periods ended April 30, 2020.

	Years (Annualized %) in USD
	One	Three	Five	Ten
MXF Market Price	-35.58	-14.98	-11.62	-2.18
MXF NAV	-33.91	-14.50	-10.13	-2.55
MSCI Mexico Index	-33.67	-15.04	-10.68	-3.66

Source: Impulsora del Fondo México, S.C.

1	Performance figures take into account the reinvestment of distributions.

The Mexico Fund, Inc. | 5

The following table shows the annualized performance1 of the Fund’s market price and NAV per share and the Fund’s benchmark, measured in local currency, for the same periods.

	Years (Annualized %) in MXN
	One	Three	Five	Ten
MXF Market Price	-17.86	-7.59	-3.23	4.65
MXF NAV	-15.72	-7.06	-1.59	4.25
MSCI Mexico Index	-15.42	-7.65	-2.20	3.06

Source: Impulsora del Fondo México, S.C.

During the first half of fiscal year 2020, the Adviser sold the Fund’s entire position in Grupo Aeroportuario del Sureste, one of the airport issuers, as its share price had reached levels above the fundamental value, as assessed by the Adviser, while it reduced the Fund’s position in the energy sector due to concerns about gas pipeline contracts with the Government. On the other hand, the Adviser increased the Fund´s exposure to household products due to favorable outlook on costs and demand.

The following table shows the top five positive contributors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal year 2020. The table is sorted according to the contribution of these issuers to the Fund’s outperformance relative to the MSCI Mexico Index and shows the issuers’ market price returns during the period. The Fund benefited by double-digit declines in share prices of Grupo Televisa, Fibra Uno, América Móvil, Fomento Económico Mexicano and Grupo Financiero Banorte, in which the Fund had underweight positions.

Top Five Contributors to Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
Grupo Televisa	Media	-52.04%	2.01%	-3.55%
Fibra Uno	Real Estate	-44.05%	1.49%	-3.37%
América Móvil	Communications	-22.93%	1.35%	-5.61%
Fomento Económico Mexicano	Beverages	-26.78%	1.16%	-4.34%
Grupo Financiero Banorte	Financial Group	-50.06%	1.14%	-1.88%

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal year 2020 and shows their respective market price returns during the period. The Fund was affected by overweight positions in Banco Santander México, Grupo Aeroportuario del Centro Norte, Orbia, Grupo Cementos de Chihuahua and Alfa as these issuers recorded sharp decreases in their share prices.

Top Five Detractors from Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
Banco Santander México	Financial Group	-57.39%	-1.57%	2.62%
Grupo Aeroportuario del Centro Norte	Airports	-47.62%	-1.52%	2.45%
Orbia	Chemical Products	-43.61%	-1.38%	3.21%
Grupo Cementos de Chihuahua	Building Materials	-48.24%	-1.18%	2.20%
Alfa	Holding Company	-51.50%	-1.16%	2.03%

6 | The Mexico Fund, Inc.

The following table shows the top five contributors to the Fund’s absolute performance during the first half of fiscal year 2020.

Top Five Contributors to Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Grupo Aeroportuario del Sureste	Airports	-39.12%[2]	0.14%	0.25%
Telesites	Communications	0.24%	0.00%	1.88%
Infraestructura Energética Nova	Energy	-27.70%	-0.02%	0.35%
Gruma	Food	-8.73%	-0.20%	2.62%
Industrias Peñoles	Mining	-34.65%	-0.23%	1.01%

The following table shows the top five detractors from the Fund’s absolute performance during the first half of fiscal year 2020.

Top Five Detractors from Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Grupo Financiero Banorte	Financial Group	-50.06%	-4.03%	7.91%
América Móvil	Communications	-22.93%	-3.08%	14.36%
Fomento Económico Mexicano	Beverages	-26.78%	-2.19%	8.39%
Alfa	Holding Company	-51.50%	-2.13%	3.57%
Orbia	Chemical Products	-43.61%	-2.08%	4.79%

Portfolio Composition by Industry

Percentage of Net Assets and Weights on MSCI Mexico Index, April 30, 2020

2	Return was positive during the period the Fund held this security.

The Mexico Fund, Inc. | 7

During the first half of fiscal year 2020, a total of 6,300,565 Fund shares traded on all U.S. consolidated markets, resulting in a daily average value of shares traded of $581,545. Comparable closed-end funds3 investing outside the United States traded a daily average and median of $615,848 and $348,075, respectively, during the same period.

The average price-to-earnings ratio of the Mexican equity market at the end of April 2020 was 17.8 times, while the price-to-book value ratio was 1.6 times.4 The market capitalization of the Mexican Stock Exchange at the end of April 2020 amounted to $278.9 billion pesos (“Ps.”). During the first quarter of calendar year 2020, Mexican listed companies reported neutral operational results. Revenues increased 3.3% and EBITDA5 decreased 4.6%, on an annual comparison, as financial results start to reflect only partially the effects of the Pandemic. The Adviser expects a challenging scenario ahead, since the full effects of the Pandemic will be felt during the second quarter of calendar year 2020. In this context, it will continue to identify companies with strong balance sheets, positive free cash flows, strong corporate governance policies, high quality management teams, attractive growth potential and sound business models that can best adapt to the challenging global economic environment.

Expense Limitation Arrangement

In March 2019, the Board and Impulsora jointly agreed to a significant reduction in Fund expenses to support the continued long-term performance of the Fund and to further the interests of Fund stockholders by continuing to deliver a competitive investment vehicle, so that the Fund´s ordinary annual expense ratio does not exceed 1.50% beginning on April 1, 2019 through October 31, 2020, so long as Fund net assets remain greater than $200 million. Furthermore, during March 2020, the Board and Impulsora reaffirmed and reinforced their commitment to maintain a competitive expense ratio for the Fund, announcing that starting in March 2020, Directors’ fees are capped at 11 basis points of Fund net assets, representing a decrease of approximately 25% on Directors’ compensation at current levels of Fund net assets. In addition, Impulsora will continue to waive a portion of its fees through October 31, 2020, when applicable, even when Fund net assets are below the prior threshold of $200 million, in an amount necessary to maintain an ordinary operating expense ratio of 1.50% at a hypothetical Fund net asset level of $200 million. Due to the recent decline in the Fund’s net assets to below $200 million, Impulsora´s fees waived since March 2020 have been the maximum amount under the Agreement. Notwithstanding the above, the Fund’s current ordinary operating expense ratio is, and will continue to be, above 1.50% when Fund assets are below $200 million. During the first half of fiscal 2020, the Fund’s expense ratio was 1.52%, lower than the expense ratio of 1.72% reported during the first half of fiscal year 2019, despite a 12% reduction in the Fund’s average net assets during the corresponding periods.

Temporary Suspension of Fund´s MDP

At its June 2020 meeting, the Board decided to temporarily suspend the Fund´s MDP. Global financial markets have been severely affected by the “Covid-19” pandemic and its effects on economic activity. The Mexican equity market and the value of the Mexican peso were no exception, generating a sharp decrease in the Fund’s net assets. The Board considered that under the current circumstances of high uncertainty, it is in the best interests of Fund stockholders to temporarily suspend the MDP in order to preserve capital. This action will enable the Fund to maintain resources to take advantage of attractive investment opportunities that are being presented in the context of depressed equity valuations. In addition to the motivations mentioned above, the Fund has experienced a significant decrease in dividends received from portfolio issuers, as several of them have canceled or suspended previously announced distributions, given the current uncertain economic environment. The Board understands the importance of distributions to Fund stockholders and will continue to review the Fund´s MDP regularly in order to reinstate it as soon as

3	Sample of 20 Non-U.S. equity Closed-End Funds (including the Fund).
4	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.
5	EBITDA refers to earnings before interest, taxes, depreciation and amortization.

8 | The Mexico Fund, Inc.

deemed advisable by the Board. In addition, the Fund will continue to distribute to shareholders all of its net investment income and net realized capital gains, if any, at least annually, even while the Fund’s MDP remains suspended.

Final Comments

The global economy and worldwide social behavior and consumption patterns have been impacted dramatically during the last months and all countries and companies are facing extreme health and economic challenges evidenced in their financial markets. As such, Mexican financial markets have been severely affected by the Pandemic. Notwithstanding the above, the Adviser believes that these events also come with opportunities and has confidence that the Fund is well positioned to take advantage of them. The Fund took actions since 2019 to position its portfolio towards globalized Mexican companies with a significant portion of their income in hard currencies. This portfolio strategy has resulted in better Fund returns during the recent months of April and May 2020. At the same time, the Fund also started in March 2019 a significant effort to reduce expenses, in order to support its continued long-term performance and to further the interests of Fund stockholders by continuing to deliver a competitive investment vehicle. This commitment was enhanced with additional measures taken in March 2020 in which the fees received by the Board and Impulsora were further reduced. We are confident that investing in selected Mexican companies will provide attractive investment opportunities in the years to come, and your Fund is a suitable vehicle to achieve this goal. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

Alberto Osorio	Emilio Carrillo Gamboa
President and Chief Executive Officer	Chairman of the Board

June 11, 2020

The Mexico Fund, Inc. | 9

GENERAL INFORMATION

Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on March 10, 2020 at 10:30 a.m. Central time at the Envoy Room of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027. Stockholders re-elected Emilio Carrillo Gamboa and Jonathan Davis Arzac as Directors of the Fund. A total of 12,572,097 shares were represented at the meeting, constituting a quorum of 83.8%.

Regarding the election of the Fund´s Class III Directors, the results of the Annual Meeting were as follows*:

	For	% Outstanding	% of Voted	Withheld	% Outstanding	% of Voted
Emilio Carrillo Gamboa	11,697,750	77.96%	93.05%	874,347	5.83%	6.95%
Jonathan Davis Arzac	11,991,218	79.91%	95.38%	580,878	3.87%	4.62%

*	There were no abstentions or broker non-votes with regard to the election of the Fund’s Class III Directors.

Renewal of Investment Advisory Agreement

At an in-person meeting of the Board held on March 10, 2020 at which a majority of the Directors were in attendance, including a majority of the Independent Directors, the Board, and separately a majority of the Independent Directors, taking into consideration the recommendation of the Contract Review Committee of the Board (“Committee”), approved the continuation of the Investment Advisory Agreement (“Agreement”) with Impulsora based on its consideration of various factors, including: (1) the nature, extent and quality of services provided by the Adviser to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided, and profits to be realized, by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (5) other benefits to the Adviser from its relationship with the Fund (and any corresponding benefit to the Fund). In response to a specific request by the Independent Directors, Impulsora provided detailed information concerning the foregoing factors. The Board also received a memorandum from independent legal counsel discussing the duties of board members in considering the approval of the continuation of the Agreement. The Board evaluated information consisting of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s historical performance through the beginning of March 2020, as well as the Fund’s current advisory fee rate, noting that the advisory fee rate is in line with the median for certain regional closed-end funds provided by Lipper, Inc. The Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determination to approve the continuance of the Agreement.

The Board has determined that the Agreement is in the best interests of the Fund’s stockholders, as it would enable the stockholders to obtain high quality services at a cost that is appropriate and reasonable. In addition, the Board has concluded that the Agreement appropriately aligns the interests of the Adviser, the Fund, and Fund stockholders by rewarding superior performance or penalizing poor investment results when compared with the MSCI Mexico Index.

10 | The Mexico Fund, Inc.

GENERAL INFORMATION continued

Performance adjustments under the Agreement began on April 1, 2015 based upon the Fund’s performance during the trailing 12-month period and adjustments were made since then, which the Board reviewed in its consideration of renewal of the Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of advisory services provided by the Adviser. The Board receives information at regular meetings throughout the year regarding the services rendered by the Adviser concerning the management of the Fund and the Adviser’s role in coordinating providers of other services to the Fund. Also, the Adviser provides all facilities and services necessary to analyze, execute and maintain investments consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981. The Board had available to it the qualifications, backgrounds and responsibilities of the personnel primarily responsible for the day-to-day portfolio management of the Fund and recognized that these individuals report to the Board regularly and provide a detailed report on the Fund’s performance at each regular meeting of the Board. The Board also received and considered the Adviser’s financial information, including recent operating results and expenses, as well as the specific services performed by the Adviser. The Board concluded that overall, it was satisfied with the nature, quality and extent of services that the Adviser provides to the Fund.

Investment Performance. At the in-person Board meeting on March 10, 2020, the Board received and considered information regarding Fund performance relative to the leading Mexican equity indices, including the S&P BMV IPC Index and the MSCI Mexico Index, and the EWW (an ETF that tracks the Mexican equity market) as well as comparable funds. The Board had also received information throughout the year at periodic intervals regarding the Fund’s performance, including with respect to the leading Mexican equity indices. The Board was provided with the performance matrix as of January 31, 2020 with periods of three months, year-to-date, one-, three-, five- and ten-year periods, and determined that the Fund had outperformed the MSCI Mexico Index over long term periods of three-, five- and ten years. The Board also determined that the Adviser had achieved superior investment performance compared with nearly all of the major Mexican equity mutual funds over three-, five- and ten-year periods ended January 31, 2020. Based on its review and the Adviser’s explanation, the Board concluded that the Fund’s performance has been positive and competitive.

Costs and Profitability. The Board reviewed the fees charged by Impulsora for investment advisory services, as well as the gross revenues and pre-tax profits earned by Impulsora. The Board also reviewed and considered comparative information supplied by Lipper, Inc., which the Board noted showed that the effective investment advisory fee of the Fund remained competitive and in line with the median fee rate of other comparable regional closed-end funds. The Board also reviewed and considered comparative information regarding administrative fees and expense ratios charged to comparable funds. Additionally, the Board reviewed the actual dollar amount of the fees payable under the Agreement, as well as the fee as a percentage of assets under management. The Board further considered the Expense Limitation Agreement between the Fund and Impulsora, approved at its March 12, 2019 in-person meeting, by which Impulsora would waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Fund’s Agreement, taxes, interest, brokerage fees and any non-recurring expenses) to the extent necessary so that the Fund’s ordinary annual expense ratio does not exceed 1.50% beginning on April 1, 2019 through October 31, 2020, so long as Fund net assets remain greater than $200 million. Furthermore, the Board and Impulsora agreed in March 2020 to amend the Expense Limitation Agreement, where the Adviser will continue to waive a portion of its fees through October 31, 2020, when applicable, even when Fund net assets are below the prior threshold of $200 million, in an amount necessary to maintain an ordinary operating expense ratio of 1.50% at a hypothetical Fund net asset level of $200 million. Due to the recent decline in the Fund’s net assets to below $200 million, the Fund’s current actual ordinary operating expense ratio is above 1.50%. On the basis of this information, the Board concluded that the level of the investment advisory fee and the profitability of the relationship between

The Mexico Fund, Inc. | 11

GENERAL INFORMATION continued

the Fund and Impulsora are appropriate in light of the nature, extent and quality of services provided to the Fund. The Board also concluded that the Agreement’s performance component and its use of the MSCI Mexico Index were fair and appropriate.

Economies of Scale. The Board determined that the investment advisory fees payable under the Agreement already reflect potential future economies of scale, through the existing fee structure, which includes the imposition of breakpoints as Fund assets increase, of 1.0% of average daily net assets for assets up to and including $200 million, 0.90% of average daily net assets for assets in excess of $200 million and up to and including $400 million, 0.80% of average daily net assets for assets in excess of $400 million and up to and including $600 million, 0.70% of average daily net assets for assets in excess of $600 million and up to and including $800 million, and 0.60% of average daily net assets for assets over $800 million.

Other Benefits to the Adviser. The Board determined that the other benefits described by the Adviser were reasonable, fair, and consistent with industry practice and the best interests of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to the Adviser due to the fact that it also serves, and receives an additional administrative fee from, the Fund pursuant to the Fund Services Agreement.

Concentration Policy

The Fund has adopted a concentration policy, as permitted by the 1940 Act, that allows it to concentrate its investments in any industry or group of industries beyond 25% of the Fund’s assets if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%. At the end of April 2020, no industry group represented 20% or more of the value of the securities included in the IPC Index.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30 will be available, without charge, upon request by calling collect Mr. Alberto Gómez Pimienta, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are available on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or without charge, upon request, by calling Mr. Alberto Gómez Pimienta. Mr. Gómez Pimienta can be contacted at (+52 55) 9138-3350, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

How to Obtain More Information About the Fund

The Fund’s semi-annual and annual reports and proxy statements are published on the Fund’s website, www.themexicofund.com, under the section captioned “Publications.”

Stockholders will receive printed versions of these documents unless they have consented to receiving them electronically (see below). Stockholders who are recordholders of Fund shares and who wish to receive public reports and press releases regarding the Fund by e-mail should log in to their accounts with AST at www.amstock.com and consent to electronic delivery.

The Fund publishes a Monthly Summary Report containing information about the Fund’s performance and portfolio composition. The Monthly Summary Reports are distributed via e-mail to interested investors, made available on the Fund’s website, and filed with the SEC on Form 8-K.

12 | The Mexico Fund, Inc.

GENERAL INFORMATION continued

Stockholders with questions about the Fund may contact Mr. Alberto Gómez Pimienta, the Fund’s Treasurer, at (+52 55) 9138-3350 between 10:00 am and 3:00 pm ET, and between 5:00 pm and 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to investor-relations@themexicofund.com.

Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.

Electronic Delivery of Fund Materials

We encourage our stockholders to receive Fund materials via e-mail in order to save on printing expenses and contribute to saving the environment. Please inform your broker about your preference for electronic delivery (if you are holding your shares in street name) or if you are a recordholder of Fund shares, by logging in to your AST account at www.amstock.com and consenting to electronically receive Fund materials.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the first half of fiscal year 2020, the Fund did not repurchase Fund shares in the open market.

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution Reinvestment and Stock Purchase Plan (the “Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)

Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through AST (the “Plan Agent”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of $2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)

Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s MDP can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)

Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)

Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

The Mexico Fund, Inc. | 13

GENERAL INFORMATION continued

(5)

Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the SEC or other regulatory authority.

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company, LLC

Attention: Plan Administration Department
PO Box 922
Wall Street Station
New York, NY 10269-0560

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan, without penalty, at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances.

Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of the NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

14 | The Mexico Fund, Inc.

GENERAL INFORMATION continued

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (the “NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s semi-annual report on Form N-CSR, which included a copy of the semi-annual report along with other information about the Fund. After the Fund’s 2020 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Change in Independent Registered Public Accounting Firm

On June 10, 2020, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC’s reports on the Fund’s financial statements for the fiscal years ended October 31, 2019 and October 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended October 31, 2019 and October 31, 2018, and in the subsequent interim period through June 10, 2020: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Effective June 10, 2020, based on the recommendation of the Audit Committee of the Board of Directors, the Board of Directors approved the selection of Tait, Weller & Baker, LLP (“Tait Weller”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2020. During the Fund’s fiscal years ended October 31, 2019 and October 31, 2018, and in the subsequent interim period through June 10, 2020, neither the Fund, nor anyone on its behalf, consulted with Tait Weller on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Mexico Fund, Inc. | 15

GENERAL INFORMATION concluded

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund’s website, www.themexicofund.com, under the section “Services”, and mailing it to the Fund’s Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, please contact the Fund’s Transfer Agent at (800) 937-5449.

16 | The Mexico Fund, Inc.

SCHEDULE OF INVESTMENTS

as of April 30, 2020 (Unaudited)

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - 97.52%
	Airports
912,730	Grupo Aeroportuario del Pacífico, S.A.B. de C.V. Series B	$5,686,062	3.78%
1,100,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B	3,995,135	2.65
		9,681,197	6.43
	Auto Parts
6,500,000	Nemak, S.A.B. de C.V. Series A	1,209,958	0.80

	Beverages
400,000	Arca Continental, S.A.B. de C.V.	1,536,005	1.02
2,100,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	13,531,546	8.99
		15,067,551	10.01
	Building Materials
22,500,000	Cemex, S.A.B. de C.V. Series CPO	4,718,835	3.14
2,859,000	Elementia, S.A.B. de C.V. (a)	723,785	0.48
1,000,000	Grupo Cementos de Chihuahua, S.A.B. de C.V.	2,893,970	1.92
		8,336,590	5.54
	Chemical Products
4,500,000	Alpek, S.A.B. de C.V. (b) Series A	2,133,248	1.42
5,650,994	Orbia Advance Corporation S.A.B. de C.V.	6,648,118	4.42
		8,781,366	5.84
	Construction and Infrastructure
425,000	Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	2,943,517	1.96

	Consumer Products
4,026,566	Kimberly-Clark de México, S.A.B. de C.V. Series A (b)	5,669,812	3.77

	Energy
110,000	Infraestructura Energética Nova, S.A.B de C.V.	340,086	0.22

	Financial Groups
4,800,000	Banco Santander México, S.A. Institución de Banca Múltiple, Grupo Financiero Santander. Series B	2,664,637	1.77
3,500,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	9,542,533	6.34
		12,207,170	8.11
	Food
628,696	Gruma, S.A.B. de C.V. Series B	5,950,069	3.95

	Holding Companies
12,500,000	Alfa, S.A.B. de C.V. Series A (b)	5,098,369	3.39

	Mining
5,850,000	Grupo México, S.A.B. de C.V. Series B. (b)	12,438,365	8.27
350,000	Industrias Peñoles, S.A.B. de C.V.	2,694,090	1.79
		15,132,455	10.06
	Railroad
4,900,000	Gméxico Transportes, S.A.B. de C.V.	4,505,882	2.99

See Notes to Financial Statements.

The Mexico Fund, Inc. | 17

SCHEDULE OF INVESTMENTS

as of April 30, 2020 (Unaudited) concluded

Shares Held		Value (Note 1)	Percent of Net Assets
	Real Estate
2,100,000	Corporación Inmobiliaria Vesta, S.A.B. de C.V.	$2,869,275	1.91%

	Restaurants
1,700,000	Alsea, S.A.B. de C.V. (a)	1,397,305	0.93

	Retail
330,779	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	830,697	0.55
4,600,000	La Comer, S.A.B. de C.V. Series UBC (a)	4,795,155	3.19
3,250,000	Wal-Mart de México, S.A.B. de C.V.	7,793,472	5.18
		13,419,324	8.92
	Steel
370,000	Ternium, S.A. ADR	5,028,299	3.34

	Telecommunications Services
42,500,000	América Móvil, S.A.B. de C.V. Series L	25,667,648	17.06
5,250,000	Telesites, S.A.B. de C.V. Series B-1 (a)	3,442,174	2.29
		29,109,822	19.35

	Total Common Stock (Identified cost - $287,945,018)	$146,748,047	97.52%

Principal Amount		Value (Note 1)	Percent of Net Assets
	SHORT-TERM SECURITIES – 2.49%
	Repurchase Agreements
$2,359,861	BBVA Bancomer, S.A., 5.88%, dated 4/30/20, due 5/04/20 repurchase price $2,360,246 collateralized by BPAG28 (Bonds issued by the Mexican Government), interest rate 6.02% (c), due 5/28/20. Value of collateral $2,390,218.	$2,359,861	1.57%

	Time Deposits
$1,382,948	Comerica Bank, 0.03%, dated 4/30/20, due 5/01/20	1,382,948	0.92
	Total Short-Term Securities (Identified cost - $3,742,809)	$3,742,809	2.49%
	Total Investments (Identified cost - $291,687,827)	150,490,856	100.01
	Liabilities in Excess of Other Assets	(11,058)	(0.01)
	Net Assets Equivalent to $10.03 per share on 15,005,224 shares of capital stock outstanding.	$150,479,798	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid distributions within the last twelve months are considered to be non-income producing.

(b)	A member of the Board also serves as a member of the company’s board of directors.

(c)	Floating rate security. Rate shown is the rate in effect as of April 30, 2020.

ADR – American Depositary Receipt

See Notes to Financial Statements.

18 | The Mexico Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

as of April 30, 2020 (Unaudited)

Assets:
Investments:
Securities, at value:
Equity Securities (identified cost - $287,945,018)	$146,748,047
Short term securities (identified cost - $3,742,809)	3,742,809
Total investments (identified cost - $291,687,827)	$150,490,856
Receivables from securities sold	66,053
Interest receivable	483
Other receivables	11,958
Prepaid expenses	60,465
Total assets	150,629,815

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)	123,324
Accrued expenses and other liabilities	26,693
Total liabilities	150,017

Net Assets - Equivalent to $10.03 Per Share on 15,005,224 shares of capital stock outstanding (Note 6)	$150,479,798

Composition of Net Assets:
Common Stock	$15,005,224
Additional paid-in capital	276,730,011
Accumulated net investment loss	(721,506)
Accumulated net realized loss on investments	(735,630)
Total distributable earnings	(141,269,561)
$150,479,798

See Notes to Financial Statements.

The Mexico Fund, Inc. | 19

STATEMENT OF OPERATIONS

For the six months ended April 30, 2020 (Unaudited)

Net Investment Income:
Income:
Dividends (a)	$2,932,067
Interest	222,675
Total income	$3,154,742

Expenses:
Investment advisory fee	1,025,146
Administrative services	160,358
Directors’ fees	113,073
Legal fees	74,977
Audit and tax fees	63,597
Printing, distribution and mailing of stockholder reports	42,254
Directors’ and Officers’ expenses	25,730
Insurance	20,455
Custodian fees	19,295
Chief Compliance Officer fees	13,488
Stock exchange fees	12,432
Transfer agent and dividend disbursement fees	10,937
Stockholders’ information	9,944
Miscellaneous	17,902
Operating expenses	1,609,588
Waiver of fees from Investment Adviser	(20,796)
Net Operating expenses	1,588,792
Net investment income	1,565,950

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	1,286,322
Net realized loss from foreign currency transactions	(282,758)
Net realized gain on investments and foreign currency transactions	1,003,564
Decrease in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Decrease in net unrealized appreciation on investments	(76,045,654)
Decrease in net unrealized appreciation on translation of assets and liabilities in foreign currency	(61,515)
Decrease in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	(76,107,169)
Net Decrease in Net Assets Resulting from Operations	$(73,537,655)

(a)	Net of withholding taxes of $157,790.

See Notes to Financial Statements.

20 | The Mexico Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	For the Six Months Ended April 30, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,565,950	$4,349,591
Net realized gain on investments and foreign currency transactions	1,003,564	3,118,939
(Decrease) Increase in net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	(76,107,169)	4,936,747
Net (decrease) increase in net assets resulting from operations	(73,537,655)	12,405,277
Distributions paid	(2,555,390)	(7,509,136)
Return of capital (Note 1)	(3,896,857)	(7,496,088)
Total increase (decrease) in net assets	(79,989,902)	(2,599,947)

Net Assets:
Beginning of year	230,469,700	233,069,647
End of period	$150,479,798	$230,469,700

See Notes to Financial Statements.

The Mexico Fund, Inc. | 21

FINANCIAL HIGHLIGHTS

(Unaudited)

	For the Six Months Ended April 30, 2020	For the Year Ended October 31,
	(Unaudited)	2019	2018	2017	2016		2015
Per Share Operating Performance:
Net asset value, beginning of year	$15.36	$15.53	$18.01	$18.57	$20.66		$26.67
Net investment income (a)	0.10	0.29	0.14	0.21	0.17	(d)	0.09
Net (loss) gain on investments and translation of foreign currency (a)	(5.00)	0.54	(1.94)	(0.24)	(1.21)		(3.91)
Total from investment operations	(4.90)	0.83	(1.80)	(0.03)	(1.04)		(3.82)
Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.13)	(0.28)	(0.11)	(0.19)	(0.07)		(0.04)
Distributions to stockholders from net realized gain on investments	(0.04)	(0.22)	(0.10)	—	(0.18)		(2.16)
Tax return of capital	(0.26)	(0.50)	(0.47)	(0.34)	(0.80)		—
Total dividends and distributions	(0.43)	(1.00)	(0.68)	(0.53)	(1.05)		(2.20)
Capital Share Transactions:
Anti-dilutive effect from repurchase of Fund stock	—	—	0.00 (b)	0.00 (b)	0.00	(b)	0.01
Total capital share transactions	—	—	—	—	—		0.01
Net asset value, end of period	$10.03	$15.36	$15.53	$18.01	$18.57		$20.66
Market value per share, end of period	$8.55	$13.42	$13.54	$15.82	$16.27		$18.33
Total investment return based on market value per share (c)	(33.81%)	6.46%	(10.69%)	0.52%	(5.46%)		(24.33%)
Ratios to Average Net Assets:
Expenses (e)	1.52%	1.61%	1.62%	1.59%	1.74%		1.59%
Net investment income (e)	1.50%	1.87%	0.80%	1.16%	0.91	%(d)	0.45%
Supplemental Data:
Net assets at end of period (in 000’s)	$150,480	$230,470	$233,070	$270,556	$279,020		$311,174
Portfolio turnover rate	11.78%	18.13%	31.30%	31.40%	19.00%		16.52%

(a)	Amounts were computed based on average shares outstanding during the period.
(b)	Amounts round to less than $0.01.
(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund’s Distribution Reinvestment and Stock Purchase Plan.

(d)

Reflects income from a corporate action from one of the Fund’s holdings recognized during the year. Had the Fund not recognized the income, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.28%.

(e)	Annualized period less than one year.

See Notes to Financial Statements.

22 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The following is a summary of significant accounting policies followed by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the six months ended April 30, 2020.

Valuation of investments — Investments in which the principal exchange is the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the NASDAQ Stock Market or the New York Stock Exchange (“NYSE”) are valued at the NASDAQ or the NYSE official closing price or the last sale price, respectively. Other equity securities for which market quotations are readily available are valued at the last reported sale price or official closing price on the primary market or exchange on which they are traded. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors (the “Board”). If the Board believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes to accurately reflect fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Mexico Fund, Inc. | 23

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (Unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2020, in valuing the Fund’s investments in securities:

Valuation Inputs	Level 1	Level 2	Level 3	Total
ASSETS:
Investments in Securities:
Equity Investments (a)	$146,748,047	—	—	$146,748,047
Short Term Investments (b)	—	$3,742,809	—	$3,742,809
Total Investments in Securities	$146,748,047	$3,742,809	—	$150,490,856

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments

(b)

These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

Security transactions and investment income — Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2020 was Ps. $24.17 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and Impulsora del Fondo México S.C., the Fund’s investment adviser (the “Adviser”), monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy

24 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (Unaudited) continued

that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based on its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Under the Mexican tax law, gains realized on sales of securities listed on the Mexican Stock Exchange are subject to a 10% income tax payment for non-residents of Mexico. However, non-resident sellers that reside in a country with which Mexico has in effect a tax treaty (such as the United States), and that are eligible for the benefits of such tax treaty, are generally exempt from such tax. The Fund, as an investment company organized in the United States, is claiming eligibility for the benefits of such tax treaty. Therefore, the Fund believes that it should be exempt from such tax on realized gains, and no such tax is being recognized or paid by the Fund.

The Mexican tax law also includes a 10% income tax withholding on dividends distributed by companies to non-residents of Mexico, which applies to profits generated since 2014. As a result, the Fund expects that the amount of taxes withheld on dividends the Fund earns will continue to increase as investee companies pay dividends from profits generated since 2014. During the six months ended April 30, 2020 and the year ended October 31, 2019, the amount of such tax withholdings was $157,790 and $276,679, respectively.

Income Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2020, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by the Internal Revenue Service. An assessment of the Fund’s tax positions has been made and it has been determined that there is no liability for unrecognized tax benefits that should be recorded relating to uncertain tax positions taken on returns filed for open tax years.

Each of the Fund’s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will change materially in the next 12 months.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date.

A tax return of capital generally occurs when distributions exceed current and accumulated tax earnings and profits. The Fund had earnings and profits for the six months ended April 30, 2020 that were lower than the distributions made to stockholders. This has had the effect of characterizing a portion of the Fund´s distributions as a tax return of capital.

The Mexico Fund, Inc. | 25

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (Unaudited) continued

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing approximately 20.79% of the market capitalization of the Mexican Stock Exchange. As of April 30, 2020, the Fund held investments representing 19.35% of its net assets in two of these companies (América Móvil and Telesites). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract (the “Agreement”) with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee (the “Base Fee”) at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million, 0.80% on the excess over $400 million up to $600 million, 0.70% on the excess over $600 million up to $800 million and 0.60% on the excess over $800 million.

Under the terms of the Agreement, a performance component of the Advisory fee was implemented effective on April 1, 2015. The performance component is based on the performance of the Fund relative to the MSCI Mexico Index (the “Index”). A performance adjustment factor will be applied to the Base Fee that will either increase or decrease the Base Fee, depending on how the Fund’s NAV performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is to be applied daily; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. The performance adjustment factor shall be equal to 0.025% per percentage point that the investment performance of the Fund exceeds or trails the investment record of the Index by 2 percentage points during the trailing 12-month period ending on the last business day of the prior month. The maximum performance adjustment factor is 0.20%. Accordingly, if the investment performance of the Fund exceeds or trails the investment record of the Index by 10 percentage points during the trailing 12-month period ending on the last business day of the prior month, the performance factor for the month following that 12-month period will be 0.20%.

For the six months ended April 30, 2020 the accumulated Base Fee of $1,033,464 was decreased by $8,319 due to the performance component, resulting in a total advisory fee of $1,025,146.

3.	Fund Services Agreement:

The Fund has entered into a Fund Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other activities, the determination and publication of the NAV of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and

26 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (Unaudited) continued

Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million. For the year ended October 31, 2018 and the five months ended March 31, 2019, the fee was not lower than the annual amount of $450,000 or $8.7 million Mexican pesos, whichever was less. Starting on April 1, 2019, the fee will not be lower than the annual amount of $337,500 or $7.0 million Mexican pesos, whichever is less. For the six months ended April 30, 2020, the Adviser received $160,358 under the Fund Services Agreement.

4.	Expense Limitation Agreement:

The Fund has entered into an Expense Limitation Agreement with the Adviser, which provides that Impulsora will waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Investment Advisory Agreement, taxes, interest, brokerage fees, extraordinary expenses (including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings) and any other expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, costs incurred in connection with any tender offer, rights offering or shelf registration statement) to the extent necessary so that the Fund´s ordinary annual expense ratio does not exceed 1.50% beginning on April 1, 2019 through October 31, 2020, so long as Fund net assets remain greater than $200 million. In consideration of the Adviser’s agreement to waive fees and/or reimburse expenses, the Fund has agreed to repay the Adviser in the amount of any waived fees and/or Fund expenses reimbursed subject to certain conditions.

Specifically, such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of any of the excluded expenses described above), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than 1.50%. Furthermore, the amount of prior fees waived or expenses reimbursed to be paid by the Fund in any month shall be limited so that the sum of: (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of any of the excluded expenses described above) do not exceed the annual rate (as a percentage of the average daily net assets of the Fund) of 1.50%. Prior fees waived or expenses reimbursed to be paid by the Fund with respect to any fiscal year of the Fund shall not be payable by the Fund to the extent that the amounts payable by the Fund pursuant to the foregoing during the period ending three years after the end of the month in which the Adviser incurred the expense are not sufficient to pay such fees and/or expenses. For the year ended October 31, 2019 (of which the Expense Limitation Agreement was in effect for seven months), a net of $29,545 of fees were waived by the Adviser. The expense ratio during these months was 1.5209% before the waiver, and 1.4991% after the waiver was applied.

In March 2020, the Board and Impulsora agreed to amend the Expense Limitation Agreement, where the Adviser will continue to waive a portion of its fees through October 31, 2020, when applicable, even when Fund net assets are below the prior threshold of $200 million, in an amount necessary to maintain an ordinary operating expense ratio of 1.50% at a hypothetical Fund net asset level of $200 million. Due to the recent decline in the Fund’s net assets to below $200 million, the Fund’s current actual ordinary operating expense ratio is above 1.50%. For the six months ended April 30, 2020, a net of $20,796 of fees were waived by the Adviser. The expense ratio during these months was 1.5418% before the waiver, and 1.5216% after the waiver was applied.

The Mexico Fund, Inc. | 27

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (Unaudited) continued

5.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2020 were as follows:

Purchases
Common Stock	$23,157,210
Total Purchases	$23,157,210

Proceeds from Investments Sold
Common Stock	$27,416,927
Total Sales	$27,416,927

6.	Capital Stock:

On April 30, 2020, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 15,005,224 shares were outstanding.

The Fund offers a Distribution Reinvestment and Stock Purchase Plan (the “Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise. During the six months ended April 30, 2020, the Fund did not issue shares under the Plan.

The Board has authorized the Fund to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the six months ended April 30, 2020, the Fund did not repurchase Fund shares in the open market.

7.	Distributions to Stockholders and Income Taxes:

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses.

The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund’s NAV. Any such reclassifications are not reflected in the financial highlights.

On August 12, 2008, the Fund received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of an MDP to make quarterly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. On March 13, 2020, the Board decided to adjust the quarterly distributions from $0.25 per share to $0.18 per share under the Fund´s MDP.

28 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (Unaudited) concluded

The tax character of distributions paid during the fiscal year ended October 31, 2019 were as follows:

2019
Distributions paid from:
Ordinary income	$5,388,612
Long term capital gains	2,120,524
Return of capital	7,496,088
Total distributions paid	$15,005,224

As of April 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net long-term capital gains	$940,162
Ordinary loss	(949,505)
Unrealized depreciation	(141,246,516)
Total accumulated deficit	$(141,255,859)

As of April 30, 2020, the cost of investments for federal income tax purposes was $291,705,375. Gross unrealized appreciation of investments was $432,737 and gross unrealized depreciation of investments was $141,647,255, resulting in net unrealized depreciation on investments of $141,214,518 excluding foreign currency transactions. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals.

8.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9.	Subsequent Events:

At its June 2020 meeting, the Board decided to temporarily suspend the Fund´s MDP. The Board will continue to review economic conditions regularly in order to reinstate it as soon as deemed advisable by the Board. In addition, the Fund will continue to distribute to shareholders all of its net investment income and net realized capital gains, if any, at least annually, even while the Fund’s MDP remains suspended.

The Mexico Fund, Inc. | 29

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PRIVACY POLICY

This privacy notice is not a part of the shareholder report.

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

Information we receive from you on applications or other forms;
Information about your transactions with us; and
Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policy. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policy may apply to you and the Fund’s may not.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. As of the date of this filing, the members of the Portfolio Management Committee are the same as those identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period from November 1, 2019 to April 30, 2020(A)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1
November 1, 2019 to November 30, 2019	0	N/A	0	1,500,522
Month # 2
December 1, 2019 to December 31, 2019	0	N/A	0	1,500,522
Month # 3
January 1, 2020 to January 31, 2020	0	N/A	0	1,500,522
Month # 4
February 1, 2020 to February 28, 2020	0	N/A	0	1,500,522
Month # 5
March 1, 2020 to March 31, 2020	0	N/A	0	1,500,522
Month # 6
April 1, 2020 to April 30, 2020	0	N/A	0	1,500,522
Total	0	N/A	0	1,500,522

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)       Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed herewith as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Change in the Registrant’s independent public accountant.

(b)       A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906CERT.

(c)       A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 29, 2020

By*	/s/ Alberto Gómez Pimienta
Alberto Gómez Pimienta
Treasurer

Date:	June 29, 2020

*	Print the name and title of each signing officer under his or her signature.